October 8,   1997


Refrigeration Technology Inc.
              Attn:        Mr. Theo Muller, Chairman and CEO
301 Antone, P.O. Box 3048
Sunland Park, New Mexico 88063

Re: $600,000 loan between Norwest Bank El Paso, N.A., a national banking association ("Lender" or "Bank") and Refrigeration Technology Inc., a Delaware corporation (the "Borrower")

Gentlemen:

          This will evidence Lender's agreement to make Borrower that certain loan (the "Loan") in an amount not to exceed SIX HUNDRED THOUSAND AND NO/00
DOLLARS ($600,000), said Loan to be secured in part by the foregoing (collectively, the "Collateral"): (i) a security interest in and to the furniture, fixtures and equipment now owned or hereafter acquired by Borrower and described on Exhibit "A" attached hereto and made a part hereof (the "Equipment") and all proceeds derived therefrom, as evidenced by a Security Agreement of even date herewith, (ii) by the assignment by RTI INC., a New York corporation ("RTI" or "Guarantor") of l00' of the issued and outstanding shares of all classes of stock of Borrower, as evidenced by a Pledge and Security Agreement of even date herewith, and (iii) by a first lien Deed of Trust, Security Agreement and Financing Statement ("Deed of Trust") and Assignment of Rents and Leases and Security Agreement ("Assignment"), both of even date herewith, covering the following described real property together with all permanent improvements thereon or to be constructed thereon, to wit:

          Lots 3 through 20 and 41 through 58, Block 15, WESTWAY UNIT II, an addition to El Paso County, Texas, according to the plat thereof on file in Volume 17, Page 35, Real Property Records, El Paso County, Texas (the "Property")

          The  Loan  shall  be   additionally   secured  by  the   absolute  and
unconditional guaranty agreement of RTI.

          The Loan shall be evidenced by a Promissory Note in substantially the form attached hereto as Exhibit "B" in the amount of $600,000.00 (the "Note"), representing funds to be advanced to reimburse Borrower for acquisition costs associated with the Property, the costs incurred by Borrower in the renovation of the Property and the expenses associated with the purchase and installation of the Equipment.

          1. Closing Documents. At the time of closing of the Loan, Borrower and Guarantor shall furnish the following (collectively, the "Closing Documents") in form satisfactory to Lender:

                    (a)     This Loan Agreement;

                    (b)     The Note executed by Borrower;

___________________, 1997

(c) The Deed of Trust covering the Property, executed by Borrower;

(d) The Assignment covering the Property, executed by Borrower and Lender;

(e) The Security Agreement covering the Personal Property, executed by Borrower and Lender;

                     (f) The Pledge and Security Agreement covering the stock of Borrower, executed by Guarantor and Lender;

                     (g) UCC-1 Financing Statement(s) for recording in the County Clerk's office of El Paso County, Texas, Secretary of State's offices in Austin, Texas and Secretary of State's Office of Santa Fe, New Mexico;

                     (h)    Guaranty Agreement executed by Guarantor;

                     (i)    Statutory Notice of No Oral Agreements;

               (j)    Acknowledgment of Non-Representation by Lender's Counsel;

                     (k) A Mortgagee's Policy issued by Lawyers Title of El Paso, Inc. (the "Title Company"), in the amount of $450,000.00, containing only such exceptions as may be approved in writing by Lender, insuring the liens of Lender as first and prior liens with respect to the Property;

                     (1) A Plat based on a survey by a licensed engineer or surveyor satisfactory to Lender, showing the boundaries of the Property, locations of all improvements and all easements, containing only those exceptions approved in writing by Lender;

                    (in) Unanimous Consent of the Board of Directors and Shareholders of Borrower evidencing the authorization of Borrower to obtain the Loan from Lender and to execute the documents contemplated herein to be signed between Borrower and Lender with respect to the Loan and the transactions contemplated hereby;

                    (n) Evidence of the approval by the Small Business Administration ("SBA") and the Upper Rio Grande Development Company ("CDC") of the terms of this Loan, the loan documents to be executed in connection herewith, and the proposed permanent financing in an amount not to exceed $350,000.00 to be provided by the Bank to Borrower (the "Bank Permanent Loan"), which Bank Permanent Loan is to be funded in conjunction with that certain loan to be provided to the Borrower (the "SBA Loan") under the terms of the SEA Loan Authorization and Guaranty Agreement (as hereinafter defined);

                     (o) Unless waived in writing by Bank at the time of Closing, an executed SBA Loan Authorization and Guaranty Agreement for the United States Small Business Administration Upper Rio Grande Development Company, Loan Program 504 of the Small Business Investment Act of 1958, signed on behalf of the SEA (the "Loan Authorization and Guaranty Agreement"), pertaining to a permanent, partial takeout commitment with respect to the Loan in an amount not less than $250,000.00;

___________________, 1997

                     (p) An appraisal of the Property prepared by an MAI certified appraiser licensed to do business in the State of Texas, approved by Lender, opining that the Property has a fair market value of at least $775,000.00;

                    (q) An executed Environmental Indemnity Agreement in the form attached hereto as Exhibit "C" dated concurrently with this Agreement, duly executed by the Borrower in favor of Bank, whereby such parties agree to indemnify and hold harmless Bank from the
          consequences   of  any   Hazardous   Materials   (as  defined  in  the
          Environmental Indemnity Agreement), in, on, under or about the Property;

                    (r) Such evidence as Bank may require to confirm  receipt by
          Borrower  of  a   satisfactory   efficiency  and  safety  rating  from
          Electronics Testing Lab and the American Refrigeration Institute;

                    (s) All documentation that may be reasonably requested by Bank with respect to the ongoing environmental proceedings relating to the property owned by Guarantor in Rockaway, New Jersey (the "New Jersey Property") and with respect to the environmental condition of the Property;

(t) Such UCC lien searches with respect to Borrower and Guarantor as Lender may reasonably require;
                    (u) Unanimous Consent of the Board of Directors of Guarantor evidencing the approval of the guaranty and pledge of stock by the Guarantor of the Loan and that the execution and delivery of such Guaranty Agreement and Pledge and Security Agreement will benefit Guarantor, either directly or indirectly;

                    (v) Evidence satisfactory to Bank of the corporate existence and current corporate good standing of Borrower and Guarantor in the States of Delaware and New York, respectively, and the qualification and good standing of Borrower to transact business in the State of Texas;

                    (w) Evidence satisfactory to Bank of the injection of capital by the Borrower into the Property in an amount greater than or equal to $108,785.00;

                    (x) Evidence satisfactory to Bank that any remodeling of any improvements on the Property or any additional improvements constructed thereon conform with the National Earthquake Hazards Reduction Program; and

(y) Such other information and/or documents as Lender may reasonably require.

2. Covenants. Re~Representations and Warranties. As an inducement to Lender to make the Loan herein contemplated, Borrower and Guarantor make the following representations, warranties and covenants:

                    (a) Other than the existence of that certain Utility and Drainage Easement recorded in Book 17, Page 35, Real Property Records of El Paso, County, Texas (the "utility easement") which in part is located underneath the building and other improvements situated on the Property, there is no significant material fact or condition relating to the financial condition of Borrower, Guarantor or to the Collateral which has not been disclosed in writing to Lender.

                    (b) No Deed of Trust, Security Agreement or other security instrument covering the Property has been executed, no Financing Statement filed, and no lien, security interest, mechanic's lien or materialmen's lien, has attached to or been perfected against the Collateral.

                     (c) Borrower represents and warrants that Borrower is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing under the laws of the State of Texas.

                    Guarantor represents and warrants that Guarantor is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York.

                    (d) During the term of the Loan, Borrower, at its sole cost and expense, will maintain or cause to be maintained policies of insurance, each with a standard mortgagee's clause, with loss payable to the Lender, providing that no cancellation, reduction in amount or material change in coverage shall be effective until at least ten (10) days after receipt by Lender and Borrower of written notice thereof, issued by such insurers with such types of coverage (including worker's compensation, flood insurance, casualty/hazard insurance and public liability insurance) and in such amounts as shall be satisfactory to Lender. Borrower covenants and agrees to deliver to Lender the original of any and all policies or renewal policies required hereunder, bearing the notations evidencing the payment of premiums.

                    (e) During the term of the Loan, Borrower will pay before the same become delinquent all taxes, assessments and special assessments (including paving) of every kind that may be assessed or levied against the Property or any part thereof. Upon request, Borrower will provide to Lender evidence of such payment which shall be either (i) photo copy (front and back) of the canceled check or
          (ii) a duplicate tax receipt showing that payment has been made.

                    (f) Borrower shall pay all costs and expenses incurred in connection with the transaction herein contemplated, including, without limitation, the fees of attorneys for Lender for their services in connection with the preparation of this Agreement and related loan documents and in connection with the closing of the Loan as well as all title insurance and other insurance premiums.

                    (g)  Borrower  will not permit any of the Property to become
          subject  to  any  liens  or  encumbrances   other  than  those  herein
          referenced, including specifically the SEA Loan.

                    (h) Borrower and Guarantor will promptly notify Lender of any material adverse changes in the facts or circumstances represented or warranted by Borrower or Guarantor in this Agreement or in any of the Closing Documents or other documents or certificates or reports furnished to Lender in connection with this Agreement.

                     (i) The transaction contemplated hereby and the execution and delivery of the loan documents contemplated herein, have been duly authorized by all requisite corporate action required on behalf of Borrower and Guarantor, and such loan documents constitute the legal, binding and enforceable obligations of the such parties thereto in accordance with their terms.

                     (j) Borrower and Guarantor shall each furnish to Bank (i) within forty-five (45) days after the end of each fiscal quarter, beginning with the quarter ending September 30, 1997, internally prepared financial statements for the preceding quarter, consisting of at least a balance sheet, income statement and profit and loss statement and a statement of compliance with each of the financial covenants and ratios set forth in Section 2 (1), together with such supporting information with regards thereto as Bank may require and
           (ii) by April 30 each year during the term of the Loan, or within 30 days from the date of filing thereof, copies of the respective federal income tax returns with all schedules appended thereto for each of Borrower and Guarantor.

                    All of the financial statements to be provided hereunder shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall be certified as true and correct by the President or chief financial officer of each of Borrower and Guarantor. Each of Borrower and Guarantor shall furnish to Bank such additional financial information as Bank may from time to time request.

                    (k) Guarantor shall provide to Bank copies of each of its quarterly l0-Q reports and annual 10-K reports within thirty (30) days of the date of filing thereof with the Securities and Exchange Commission;

                   (1) During the term of this Loan, Guarantor and Borrower shall maintain, on a consolidated basis, the following financial covenants and ratios, to wit:

                                (i)  A  ratio  of  current   assets  to  current
                   liabilities (the "Minimum Current Ratio") of at least 1.6 to 1, at all times.

(ii) A maximum total liabilities to total net worth ratio of 1.5 to 1, at all times.

                             (iii)  Commencing  as  of  December  31,  1998  and
                   continuing thereafter during the term of the Loan, an aggregate minimum cash flow to prior years current maturities of long term debt ratio of one hundred and twenty-five percent (l25%), calculated as a fraction, the numerator of which shall be the sum of (x) the aggregate net income plus depreciation less (y) distributions and dividends to partners, managers and members, and shareholders of Borrower and Guarantor, and the denominator of which shall be the sum of current maturities of long term debt for the year just ending. This ratio shall be tested on an annual basis using the consolidated fiscal year end audited financial statements.

                    For the purpose of determining compliance with each of the financial covenants set forth in this Agreement, all covenants shall be defined and determined in accordance with GAAP, based upon the consolidated financial statements of Guarantor.

                     At the time Guarantor and Borrower provide to Bank the quarterly financial statements described in Section 2(j) above, Borrower and Guarantor shall provide evidence of the compliance with the financial ratios and covenants set forth above, or if not in compliance the amount of variation therefrom, and in connection therewith provide all supporting information, reports and financial data (both present and historical) as Bank may require.

                     (in) Neither Borrower nor Guarantor shall pay any dividends until the remediation proceedings relating to the New Jersey Property have been completed and a no further action letter has been issued by the State of New Jersey and any other governmental, administrative or regulatory agency having jurisdiction with respect thereto and evidence satisfactory in all respect to Bank has been provided to Bank.

                   (n) During the term of the Loan, each of Borrower and Guarantor will comply with all covenants, conditions and restrictions set forth in the Loan Authorization and Guaranty Agreement.

                   (o) During the term of the Loan, each of Borrower and Guarantor will do all things necessary to preserve and maintain their respective corporate existences in good standing and duly qualified to conduct its businesses in the States of New York and Delaware, respectively, and with respect to Borrower, the State of Texas; will not enter into any corporate mergers, reorganizations, restructures or liquidations without the prior written consent of Bank; not make any amendments to its articles of incorporation or bylaws without the prior written consent of Bank, which consent shall not be unreasonably withheld or delayed; and except for issuance of authorized shares of stock to shareholders other than RTI which does not result in a change of more than 20~ of the ownership of Borrower, not allow or consent to a transfer of any of its shares of stock without the prior written consent of Bank. Borrower covenants to give thirty (30) days prior written notice of any change in stock ownership allowed under this
          Section 2 (a). As of the date hereof, the shareholders, officers and directors of Borrower and Guarantor are as set forth in Exhibit D attached hereto and made a part hereof.

                    (p) As of the date hereof, the Articles of Incorporation of Borrower allow for the issuance of three THOUSAND (3,000) shares of stock and one hundred (100) shares are issued and outstanding. During the term of the Loan, no additional shares of stock will be authorized or issued.

                     (s) During the term of this Loan, Borrower and Guarantor will insure that Borrower maintains a satisfactory efficiency and safety rating from Electronics Testing lab and an American Refrigeration Institute listing, and contemporaneously with providing the quarterly financial statements to Bank as required hereunder will provide such evidence thereof as Bank may require.

           3. Loan Funding. The proceeds of the Loan shall be funded as follows, to wit:

                     (a)  Interim  Loan.  At the time of closing of the Loan and subject to the satisfaction of each of the terms and conditions hereof and the delivery of each of the Closing Documents and the other items described in Section 1 hereof required to be delivered by Borrower and Guarantors, Bank will advance to Borrower the principal amount of Three Hundred Fifty THOUSAND and No/100 Dollars ($350,000.00) under the Note. The principal balance of the funds available for advance under the Note in the amount of Two Hundred Fifty THOUSAND and No/100 Dollars ($250,000.00) shall not be disbursed and Bank shall have no obligation to disburse the same unless within one hundred twenty (120) days from the date of closing Borrower has (i) secured all required municipal, regulatory, governmental and third party approvals necessary to vacate those portions of the utility easement which are situated underneath the building and other improvements on the Property and otherwise located on the Property in such a manner as may create an impediment to the use and operation of the Property, (ii) caused such utility easement to be vacated of record in the County Clerk's Records of El Paso County, Texas, and (iii) to the extent required by applicable law, ordinance or regulation, has filed an amended plat of the Westway Unit II subdivision to reflect the vacation thereof. Once Borrower has satisfied the foregoing requirements with respect to the utility easement and provided such evidence with regards thereto as may be required by Bank, and provided that at such time no Event of Default has occurred hereunder and no condition exists which with the giving of notice, lapse of time, or both or otherwise would constitute such an Event of Default, the balance of the principal available for advance under the Note will be disbursed to Borrower. Failure of Borrower to satisfy the foregoing requirements with respect to vacation of the utility easement shall constitute and Event of Default under the terms of this Loan Agreement and the terms of the Loan.

                    (b) Minipermanent Loan. One hundred and twenty (120) days from the date hereof (the "Conversion Date"), provided Borrower has complied with all of the terms and conditions set forth herein, and provided further that no Event of Default then exists and no condition then exists which with the giving of notice, lapse of time or both or otherwise would constitute such an Event of Default, Bank agrees to convert the interim loan to a mini-permanent loan. Following the Conversion Date, the Loan shall continue to be secured by the Loan Documents and such other security documents as Bank may require, and shall be renewed, extended and modified in accordance with either subparagraph (i) or (ii) below.

                             (i) With SBA.  Having  obtained the approval of the
           SEA and CDC and received the executed Loan Authorization and Guaranty Agreement, and having received from the SEA a payment of $250,000 in reduction of the principal amount of the Loan, the Bank shall convert the Loan to a $350,000 mini-permanent loan, which $350,000 mini-permanent loan will bear interest from the Conversion Date, prior to default or maturity at the rate or rates set forth below. Commencing as of the Conversion Date and continuing through and including ten (10) years from the date thereof, the Loan shall bear interest on the principal balance from time to time remaining unpaid under the Loan, prior to default or maturity, at the Prime Rate (as hereinafter defined), plus one and three quarters percent (l.75'~) per annum (the "Applicable Rate provided, however, that if at any time the rate of interest which the Loan would otherwise bear exceeds the highest interest rate permitted by applicable law (the "Maximum Rate"), the rate of interest which the Loan bears shall be limited to the Maximum Rate. Interest shall be computed on a 360 day year basis, as if each year consisted of twelve (12) months of thirty (30) days each, but to the extent such computation of interest might cause the rate of interest to exceed the Maximum Rate, such interest shall be computed on the basis of a 365 day or 366 day year, as the case may be.

                     All past due principal or interest of the Loan (compounded monthly) shall bear interest from default or maturity thereof until paid at the Maximum Rate, or in the absence of a Maximum Rate, at the rate of l8% per annum.

                    The Prime Rate shall be the rate of interest per annum quoted on a daily basis in The Wall Street Journal (Southwest Edition) as the base rate on corporate loans at large U.S. money center commercial banks (or as "Prime Rate" may be similarly therein defined). In the event more than one rate is quoted, or if a range or "spread" of rates is quoted, then, in such case, the highest rate quoted shall be the "Prime Rate" for the purposes hereof. Such Prime Rate is currently quoted under the "Money Rates" column for the prior business day; provided, however, for the purpose of the Loan, the quoted Prime Rate shall be effective as of and for the date of publication of the issue of The Wall Street Journal in which the Prime Rate is quoted, and not such prior business day, and shall remain in effect until the Prime Rate is reset in accordance with the foregoing. In the event that The Wall Street Journal should cease quoting such Prime Rate, then Lender may refer to another similar source that identifies the prime rate.

                    THE PRIME RATE IS USED AS A DEVICE TO SET THE RATE OF INTEREST ONLY; IN NO EVENT IS IT TO BE CONSTRUED AS A WARRANTY OR REPRESENTATION OF FAVORABILITY OF RATE OR A REPRESENTATION THAT LOANS WILL NOT BE MADE AT LOWER RATES.

                    Principal and interest shall be payable in monthly installments (determined as hereinafter provided), with the first installment of principal and interest to be due and payable one (1) month from the Conversion Date and subsequent installments of principal and interest being due and payable on the same day of each successive month thereafter until ten (10) years from the Conversion Date, when the entire balance of principal and accrued and unpaid interest shall be due and payable.

                    The initial monthly installment (the "Initial Monthly Installment") payable hereunder shall be determined on the Conversion Date and shall equal the monthly payment required to repay the unpaid principal amount of the Note on the basis of a ten (10) year amortization schedule (with year one (1) of the amortization schedule beginning on the Conversion Date) at an interest rate equal to the
          Applicable   Rate  on  the  Conversion   Date.  The  Initial   Monthly
          Installment shall be payable for twelve (12) consecutive months, commencing one (1) month from the Conversion Date. Thereafter, on each anniversary of the Conversion Date (each a "Change Date"), Bank shall redetermine the Applicable Rate as provided above and recalculate the amount of the monthly principal and interest installments based upon the then unpaid principal balance hereof, at the Applicable Rate per annum on such Change Date, with the monthly payments then being calculated based on a ten (10) year amortization, less the number of years lapsed from the Conversion Date to such Change Date. The adjusted monthly installments as determined on each Change Date shall be payable for the next twelve (12) months, commencing one (1) month from the date of each Change Date.

                             (ii) Without SEA. In the event that the approval of the SEA and CDC is not received and the SBA loan contemplated by the Loan and Authorization Agreement does not close and result in a principal reduction of the Loan in the amount of $250,000, the Bank will convert the interim construction loan to a mini-permanent loan in the maximum amount of $350,000 (the "Maximum Bank Mini-Perm Amount") upon receipt, within fifteen (15) days following the Conversion Date, of a principal reduction on the Loan in the amount of $250,000.00, plus accrued interest thereon; it being understood and agreed that the difference as of the Conversion Date between the principal amount outstanding under the Loan and the Maximum Bank Mini-Perm Amount (should this option (ii) be exercised) shall be paid in cash by Borrower as provided herein as a condition precedent to Bank's obligations herein.

                    Thereafter, the remaining unpaid principal balance of the Loan (which in no event shall exceed the Maximum Bank Mini-Perm Amount) shall bear interest as provided in subparagraph (i) above and shall be payable in consecutive principal and interest installments as determined in subparagraph (i) above.

                    In connection with the conversion of the Loan to a mini-permanent loan, whether in accordance with the provisions of subparagraph (i) or subparagraph (ii) above, Borrower and Guarantor hereby covenant and agree to execute any and all renewal, extension and modification agreements, guaranty agreements, affidavits, deeds of trust, assignments, security agreements and other collateral documents to further secure the Loan as Bank may require.
In the event that neither the SEA approval and principal reduction nor the principal reduction and interest repayment as described in Section 3(b) (i) or
(ii) herein are received within fifteen (15) days of the Conversion Date, the Bank's commitment with regards to the mini-permanent loan shall be deemed terminated and of no force and effect and the Note shall be deemed to have matured as of the Conversion Date.

4. Default. The term "default" as used herein shall mean the occurrence of any one or more of the following events:

(a) Failure to pay any installment of principal or interest within ten (10) days when due under the Note;

                    (b) Breach of any of the covenants (other than the covenant to pay the Loan, the financial covenants or the covenant to vacate the utility easement), agreements or obligations contained herein or in any instrument or document mentioned herein other than the obligation to repay the Loan in accordance with its terms, and the continuance of such breach for a period of fifteen (15) days after written notice from Lender to Borrower specifying such breach;

                     (c) Breach of any one of the financial covenants contained herein or failure to vacate the utility easement within one hundred twenty (120) days from the date of closing of the Loan;

                     (d) Finding by Lender that any statement, representation or warranty in this Agreement or in any certificate or document herein mentioned is untrue or incorrect in any material respect and the failure and refusal of Borrower or Guarantor to render the same immaterial or remedy it within fifteen (15) days after written notice from Lender to Borrower specifying such breach;

(e) Any assignment for the benefit of creditors by the Borrower or the Guarantor, or any one of them, or the adjudication of any one of the Borrower or the Guarantor as an involuntary bankrupt;

(f) A material adverse change in the financial condition or the operation of Borrower or Guarantor;

           (g)     Any event which results in acceleration of the SEA Loan;

(h) Filing by Borrower or Guarantor of a voluntary petition in bankruptcy;

(i) Breach of any of the covenants, agreements or obligations contained in the Loan Authorization and Guaranty Agreement; or
(j) The dissolution or other business failure of Borrower or Guarantor. Any sums expended by Lender pursuant to the exercise of any remedy provided in this Paragraph 4 shall be part of the indebtedness owing by Borrower to Lender.

          Should a default occur and be continuing, Lender may, at its election, do any one or more of the following:

                    (a) Without notice or grace (except as expressly provided for above), notice of intent to accelerate, notice of acceleration, demand, notice of intent to demand, notice of demand or presentment, which are all hereby expressly waived, declare the unpaid principal balance and accrued interest of the indebtedness immediately due and payable.

                    (b) So far as Borrower and Guarantor are concerned, and without notice to Borrower or Guarantors, which is hereby expressly waived, take possession of the Property, and at Lender's option, in the name and on behalf of Borrower and Guarantor, do any one or more of the following: (i) assume the rights, powers and duties of Borrower and Guarantor under any contract entered into by them and (ii) pay all bills of, and settle or compromise any claims against Borrower and Guarantor.

                    (c) Pursue any remedy available to Lender at law or in equity, including without limitation foreclosure of the Vendor's and Deed of Trust liens against the Property, institute collection of the Loan against Guarantor or exercise any and all other rights and remedies afforded Lender under the terms of the collateral documents executed in connection with the Loan.

                                                            Inc.

                    5.     Miscellaneous.

                     (a) Any notice required or permitted hereunder shall be in writing, addressed to the party to be notified at the address stated below (or at such other address as may have been designated by written notice), properly stamped, and deposited in the United States mail, as certified mail, return receipt requested. The address of each party for the purpose of this section is as follows:

Borrower: Refrigeration Technology, Inc. Attn: Mr. James Caylor, Controller 301 Antone, P.O. Box 3048 Sunland Park, New Mexico 88063

Lender: Norwest Bank El Paso, N.A. Attn: Mr. Joe Chavez Vice President 221 North Kansas El Paso, Texas 79901


Guarantor: RTI, Inc. Attn: Mr. Theo Muller, President 20 Peach Hill Road Darien, Connecticut 06820

                    Any notice given in accordance with this Paragraph 5(a) shall be deemed received upon delivery if by hand delivery or two (2) days after deposit in the U.S. Mail, certified mail;- return receipt requested.

                    (b) This Agreement has been made, and the Note and all other security documents shall be made and executed in El Paso, Texas; and all advances in respect of the Loan, and all payments thereon, shall be made in Texas. This Agreement, the Note and all other security documents shall be governed by the laws of the State of Texas in all respects, including matters of construction, validity and performance.

                    (c) This Agreement shall not be assignable by operation of law or otherwise without written consent of Lender.

                    (d) This Agreement shall be binding upon, and shall inure to the benefit of Lender, its successors and assigns and shall be binding upon Borrower and Guarantor and their respective heirs, representatives, successors and assigns.

(e) Time is of the essence with respect to performance of this Agreement.

                    (f) Should Borrower fail to perform any covenant, duty or agreement in accordance with the terms hereunder, Lender may, at its election, perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. Borrower shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender, together with interest thereon at the rate of eighteen percent (18%) per annum from the date of such expenditure by Lender until paid, provided, however, that Lender does not assume and shall never have, except by written agreement of Lender, any liability for the performance of any duties of Borrower under or in connection with all or any part of the Property described above.

                    (g) Failure by Lender to exercise any right or power accruing hereunder shall not impair such right or power or be construed to be a waiver of any other breach or any other covenant, condition or agreement herein contained.

                    (h) Anything herein contained to the contrary, Borrower does not agree and shall not be obligated to pay any amount which would render this obligation usurious. It is the intention of Lender to conform strictly to applicable usury laws now in force and any agreement for interest shall be held to be subject to the reduction to the amount allowed under such usury laws so that if from any circumstances any interest is in excess of the maximum permitted by law such excess shall be canceled automatically and if thereto fore paid shall be refunded or credited on the principal amount outstanding. The Loan has been made on the assumption that all scheduled payments will be made when due, and in the event of prepayment and/or accelerated maturity from any cause, any interest paid on account of the Loan in excess of the Maximum Rate shall be considered for all purposes as payment on principal. All sums paid or agreed to be paid for the use, forbearance, or detention of the indebtedness evidenced by the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of the Loan until payment in full.

                    (i) It is understood and agreed that all approvals given by Lender to any instruments or documents and all inspections made by Lender shall be given and made solely to protect Lender's collateral. IN NO EVENT SHOULD BORROWER RELY ON LENDER'S APPROVALS OR INSPECTIONS FOR PROTECTION OF BORROWER, OR THE PROPERTY.

                     (j) This Loan Agreement and all documents to be executed in connection herewith are to be governed by and construed in accordance with the laws of the State of Texas and the United States of America. The jurisdiction and venue of all litigation, bankruptcy actions and other legal proceeding involving the Property or any of the Loan Documents shall be in El Paso County, Texas.

                    (k) Except for "Core Proceedings" as such term is defined under the United States Bankruptcy Code, Lender and Borrower agree to submit to binding arbitration all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys, and other agents) arising out of or relating to in any way (i) the Loan, this Loan Agreement and the related loan and security documents which are the subject of the Note and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit. Any arbitration proceeding will (i) proceed in El Paso, Texas; (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code); and (iii) be conducted in accordance with the Commercial Arbitration rules of the American Arbitration Association ("AAA")

                    The arbitration requirement does not limit the right of either party to Ci) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency or any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of the actions detailed in section Ci), (ii) and (iii) of this paragraph.

                 Any arbitration proceeding will be before a single arbitrator selected according to the Commercial Arbitration Rules of the AAA. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                   In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.

                    In any arbitration proceeding discovery will be permitted and will be governed by the Texas Rules of Civil Procedure. All discovery must be completed no later than 20 days before the hearing date and within 180 days of the commencement of arbitration proceedings. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator.

          If the foregoing terms are acceptable to Borrower and Guarantor, please indicate your acceptance below by your signature.

                                                               Yours very truly,

                           NORWEST BANK EL PASO, N.A.

                         By: Joe Chaver, Vice President

           Accepted this 8th day of October, 1997.


                   REFRIGERATION TECHNOLOGY INC., a Delaware corporation

                                   By: Rick Bacchus, President


                        RTI Inc., a New York corporation

                     by: Rick Bacchus, President, Guarantor